UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
March 31, 2014

Moody National REIT I, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	333-150612	26-1812865
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6363 Woodway Drive, Suite 110
Houston, Texas 77057
(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (713) 977-7500

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01	Financial Statements and Exhibits.

On April 4, 2014, Moody National REIT I, Inc. (the “Company”) filed a Form 8-K reporting the Company’s acquisition of an interest in a hotel property located in Grapevine, Texas, commonly known as the Residence Inn Grapevine (the “Grapevine Hotel”). The Company is filing this Current Report on Form 8-K/A in order to amend the Current Report on Form 8-K filed on April 4, 2014 to provide the required financial information related to the Company’s acquisition of an interest in the Grapevine Hotel.

(a) Financial Statements of Business Acquired

Moody National RI Grapevine S, LLC and Moody National RI Grapevine MT, LLC

Independent Auditors’ Report	F-1
Combined Balance Sheets as of December 31, 2013 and 2012	F-2
Combined Statements of Operations for the years ended December 31, 2013 and 2012	F-3
Combined Statements of Owners’ Equity for the years ended December 31, 2013 and 2012	F-4
Combined Statements of Cash Flows for the years ended December 31, 2013 and 2012	F-5
Notes to Combined Financial Statements	F-6

(b) Pro Forma Financial Information

Moody National REIT I, Inc.

Unaudited Pro Forma Consolidated Financial Information	F-12
Unaudited Pro Forma Consolidated Statement of Operations for the three months ended March 31, 2014	F-13
Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2013	F-14
Notes to Unaudited Pro Forma Consolidated Financial Information	F-15

(c) Shell Company Transactions

Not applicable

(d) Exhibits

None

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors of

Moody National REIT I, Inc.

We have audited the accompanying combined financial statements of Moody National RI Grapevine S, LLC and Moody National RI Grapevine MT, LLC, which comprise the combined balance sheets as of December 31, 2013 and 2012, and the related combined statements of operations, owners’ equity (deficit), and cash flows for the years ended December 31, 2013 and 2012 and the related notes to the combined financial statements.

Management's Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these combined financial statements in accordance with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors' Responsibility

Our responsibility is to express an opinion on these combined financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the combined financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the combined financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the combined financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the combined financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the combined financial position of Moody National RI Grapevine S, LLC and Moody National RI Grapevine MT, LLC as of December 31, 2013 and 2012, and the results of their operations and their cash flows for the years then ended in accordance with U.S. generally accepted accounting principles.

/s/ Frazier & Deeter, LLC

Atlanta, Georgia

June 16, 2014

MOODY NATIONAL RI GRAPEVINE S, LLC AND MOODY NATIONAL RI GRAPEVINE MT, LLC
COMBINED BALANCE SHEETS
DECEMBER 31, 2013 AND 2012
	December 31, 2013	December 31, 2012

ASSETS
Investments in hotel property, net	$20,340,350	$20,878,722
Cash and cash equivalents	99,223	144,115
Restricted cash	34,799	256,430
Guest receivables, net	188,119	87,491
Prepaid expenses and other assets	43,379	98,083
Deferred costs, net	28,669	32,216
TOTAL ASSETS	$20,734,539	$21,497,057

LIABILITIES AND OWNERS’ (DEFICIT) EQUITY

LIABILITIES
Accounts payable and accrued expenses	$322,266	$468,579
Notes payable	20,425,126	20,664,957
Total liabilities	20,747,392	21,133,536

OWNERS’ (DEFICIT) EQUITY	(12,853)	363,521
TOTAL LIABILITIES AND OWNERS’
(DEFICIT) EQUITY	$20,734,539	$21,497,057

See accompanying notes to combined financial statements.

MOODY NATIONAL RI GRAPEVINE S, LLC AND MOODY NATIONAL RI GRAPEVINE MT, LLC
COMBINED STATEMENTS OF OPERATIONS
YEARS ENDED DECEMBER 31, 2013 AND 2012

	December 31, 2013	December 31, 2012

REVENUE
Room revenue	$4,832,786	$4,614,353
Other income	514,819	522,003
Total revenue	5,347,605	5,136,356

EXPENSES
Salaries and wages	1,420,973	1,287,310
Room	680,748	584,426
Food and beverage	213,137	190,964
Franchise fees	346,834	363,176
Administrative and general	256,700	242,448
Advertising	121,757	85,557
Management fee	252,734	266,816
Repair and maintenance	169,705	192,206
Utilities	197,128	190,448
Taxes, insurance, and rentals	262,825	275,683
Depreciation and amortization	593,894	571,142
Total expenses	4,516,435	4,250,176

OPERATING INCOME	831,170	886,180

OTHER INCOME AND (EXPENSES)
Interest income	513	900
Interest expense	(1,041,484)	(1,064,896)

NET LOSS	$(209,801)	$(177,816)

See accompanying notes to combined financial statements.

MOODY NATIONAL RI GRAPEVINE S, LLC AND MOODY NATIONAL RI GRAPEVINE MT, LLC
COMBINED STATEMENTS OF OWNERS' EQUITY (DEFICIT)
YEARS ENDED DECEMBER 31, 2013 AND 2012

BALANCE, January 1, 2012	$762,265

Capital distributions	(220,928)
Net loss	(177,816)

BALANCE, December 31, 2012	363,521

Capital distributions	(166,573)
Net loss	(209,801)

BALANCE, December 31, 2013	$(12,853)

See accompanying notes to combined financial statements.

MOODY NATIONAL RI GRAPEVINE S, LLC AND MOODY NATIONAL RI GRAPEVINE MT, LLC
COMBINED STATEMENTS OF CASH FLOWS
YEARS ENDED DECEMBER 31, 2013 AND 2012

	December 31, 2013	December 31, 2012

CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(209,801)	$(177,816)
Adjustments to reconcile net loss to net cash provided
by operating activities:
Depreciation and amortization	593,894	571,142
Amortization of deferred loan costs	—	3,052
Changes in assets and liabilities:
Guest receivables, net	(100,628)	18,863
Prepaid expenses	54,704	(6,590)
Accounts payable and accrued expenses	(146,313)	98,538
Net cash provided by operating activities	191,856	507,189

CASH FLOWS FROM INVESTING ACTIVITIES
Decrease in restricted cash	221,631	218
Additions to hotel property	(51,975)	(102,977)
Net cash provided by (used in) investing activities	169,656	(102,759)

CASH FLOWS FROM FINANCING ACTIVITIES
Repayments of note payable	(239,831)	(275,000)
Capital distributions	(166,573)	(220,928)
Net cash used in financing activities	(406,404)	(495,928)

NET CHANGES IN CASH AND CASH EQUIVALENTS	(44,892)	(91,498)

CASH AND CASH EQUIVALENTS, beginning of period	144,115	235,613

CASH AND CASH EQUIVALENTS, end of period	$99,223	$144,115

SUPPLEMENTAL DISCLOSURE OF
CASH FLOW INFORMATION
Cash paid during the year for interest	$1,041,484	$1,061,844

See accompanying notes to combined financial statements.

MOODY NATIONAL RI GRAPEVINE S, LLC AND MOODY NATIONAL RI GRAPEVINE MT, LLC
NOTES TO COMBINED FINANCIAL STATEMENTS

1. ORGANIZATION

The Residence Inn Grapevine (the “Grapevine Hotel”) is a 133-suite hotel property located in Grapevine, Texas. The Grapevine Hotel is owned by Moody National RI Grapevine S, LLC (the “Owner”). As used herein, unless specifically stated otherwise, the term “Grapevine Hotel” shall be deemed to mean the combined financial position of the Grapevine Hotel based upon the books and records of the Owner and Moody National RI Grapevine MT, LLC (the “Operator”). The Operator leases the Grapevine Hotel from the Owner under a master triple-net lease.

These combined financial statements of the Grapevine Hotel have been prepared for the purpose of complying with the provisions of Article 8-04 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to acquired businesses to be included with certain filings with the SEC.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying combined financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“GAAP”). The combined financial statements of the Grapevine Hotel include the accounts of the Owner and the Operator. All significant intercompany balances and transactions have been eliminated in consolidation.

Use of Estimates

The preparation of combined financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the combined financial statements, and the reported amounts of revenue and expenses during the reporting periods. Significant estimates include the valuation of guest receivables, useful lives of real estate assets for purposes of determining depreciation expense and assessments as to whether there is impairment in the value of long-lived assets. Actual results could differ from those estimates.

Investments in Hotel Property

Investments in hotel property are stated at cost. Major renovations and purchases of equipment are capitalized. Maintenance and repairs are charged to expense as incurred.

Depreciation of investments in hotel property is computed using straight-line and declining balance methods over the estimated useful lives of the related assets as follows:

Buildings and improvements	10-39 years
Furniture and fixtures	5 years

Depreciation expense for the years ended December 31, 2013 and 2012 was $590,347 and $567,595, respectively.

Impairment of Long-Lived Assets

Management monitors events and changes in circumstances indicating that the carrying amounts of the real estate assets may not be recoverable. When such events or changes in circumstances are present, the Grapevine Hotel assesses potential impairment by comparing estimated future undiscounted operating cash flows expected to be generated over the life of the asset and from its eventual disposition, to the carrying amount of the asset. In the event that the carrying amount exceeds the estimated future undiscounted operating cash flows, the Grapevine Hotel recognizes an impairment loss to adjust the carrying amount of the asset to estimated fair value for assets held for use and fair value less costs to sell for assets held for sale. Fair values are determined by management utilizing cash flow models and market discount rates, or by obtaining third-party broker estimates or appraisals in accordance with the fair value measurements policy. There were no such impairment losses for the years ended December 31, 2013 and 2012.

Cash and Cash Equivalents

All highly liquid investments with original maturities of three months or less are considered to be cash equivalents.

Restricted Cash

Restricted cash includes reserves for property taxes and insurance as required by certain mortgage debt agreement restrictions and provisions.

Revenue Recognition

Hotel revenues, including room, food, beverage, and ancillary revenues such as long-distance telephone service and laundry, are recognized when services have been rendered.

The Grapevine Hotel is required to collect certain taxes from customers on behalf of government agencies and remit these back to the applicable governmental entity on a periodic basis. These taxes are collected from customers at the time of purchase, but are not included in revenue. The Grapevine Hotel records a liability upon collection from the customer and relieves the liability when payments are remitted to the applicable governmental agency.

Guest Receivables

Guest receivables include hotel guests and corporate accounts and are reported net of the allowance for doubtful accounts. The Grapevine Hotel maintains an allowance for doubtful accounts for estimated losses resulting from the inability of customers to make required payments. The Grapevine Hotel’s estimate of the allowance is based on historical collection experience and a review of other accounts receivable. Receivables are considered past due based on the due date determined by contractual terms. Balances that remain outstanding after the Grapevine Hotel has used reasonable collection efforts are written off through a charge to the allowance for doubtful accounts and a credit to accounts receivable. There was no allowance for doubtful accounts as of December 31, 2013 and 2012.

Deferred Costs, net

Deferred costs consist of franchise fees that are amortized over the life of the franchise agreement.

Income Taxes

The ownership of the Grapevine Hotel is organized using a limited liability company structure. No tax return is filed by the Grapevine Hotel since the taxable income and deductions are reported by the sole members of the Owner and the Operator. The Owner and Operator are not tax paying entities under the existing provisions of the Internal Revenue Code of 1986, as amended. Income and losses of the Grapevine Hotel flow through to the Owner’s and Operator’s single members. Accordingly, no provision has been made for federal and state income taxes in the accompanying combined financial statements.

The Grapevine Hotel has reviewed tax positions under GAAP guidance that clarify the relevant criteria and approach for the recognition and measurement of uncertain tax positions. The guidance prescribes a recognition threshold and measurement attribute for the financial statement recognition of a tax position taken, or expected to be taken, in a tax return. A tax position may only be recognized in the combined financial statements if it is more likely than not that the tax position will be sustained upon examination. The Grapevine Hotel had no material uncertain tax positions as of December 31, 2013 or December 31, 2012.

Advertising Expenses

Advertising and sales promotion costs are expensed as incurred. Advertising expense was $121,757 and $85,557 for the years ended December 31, 2013 and 2012, respectively.

Fair Value of Financial Instruments

Financial assets and liabilities with carrying amounts approximating fair value include cash and cash equivalents, restricted cash, guest receivables, prepaid expenses and other assets, accounts payable and accrued expenses. The carrying amounts of these financial assets and liabilities approximate fair value because of their short maturities. The carrying amounts of the Grapevine Hotel’s notes payable approximate their fair value. The fair value of the notes payable was based upon management’s best estimate of interest rates that would be available for similar debt obligations as of December 31, 2013 and 2012.

The accounting guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The accounting standard establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include Level 1, defined as observable inputs, such as quoted prices in active markets; Level 2, defined as inputs other than quoted prices in active markets that are either directly or indirectly observable; and Level 3, defined as unobservable inputs in which little or no market data exists, therefore requiring an entity to develop its own assumptions. The fair value of notes payable was determined using Level 2 inputs.

3. INVESTMENT IN HOTEL PROPERTY

Investment in the Grapevine Hotel consists of the following:

	December 31, 2013	December 31, 2012

Land	$2,600,000	$2,600,000
Building and improvements	21,499,341	21,499,341
Furniture and fixtures	154,952	102,977
Investment in hotel property, gross	24,254,293	24,202,318
Less accumulated depreciation	(3,913,943)	(3,323,596)
Investment in hotel property, net	$20,340,350	$20,878,722

4. DEFERRED COSTS

The hotel franchise cost and certain other fees totaling $53,200 are being amortized over twenty years and are being charged to amortization expense.

Deferred costs for the periods covered are as follows:

	December 31, 2013	December 31, 2012

Deferred costs	$53,200	$53,200
Less accumulated amortization	(24,531)	(20,984)

Deferred costs, net	$28,669	$32,216

Expected future amortization of deferred costs is as follows:

Years Ending
December 31
2014	$2,660
2015	2,660
2016	2,660
2017	2,660
Thereafter	18,029
Total	$28,669

5.  NOTES PAYABLE

On January 24, 2007, the Owner and Operator (the “Borrower”) entered into a note agreement with a financial institution in the amount of $27,000,000 for the purchase of the Grapevine Hotel. The note was collateralized by a deed of trust for the Grapevine Hotel.

On December 9, 2010, the note was separated into two notes: one for $21,213,371 (the “First Note”) and one for $5,350,422 (the “Second Note”). On December 9, 2010, the Borrower paid and reduced the First Note by $2,000,000 and the lender reduced and partially forgave the Second Note in the amount of $3,350,422, leaving a balance of $19,213,371 and $2,000,000 for the First and Second Notes, respectively. As of December 31, 2013, the balances of the First Note and Second Note were $18,425,126 and $2,000,000, respectively.

Payments on the First Note are due in monthly installments of interest only and quarterly reductions of principal of $55,000 with the balance due January 31, 2014. The Borrower has the right to extend the maturity date of the First Note to July 31, 2015. The Second Note is due upon the maturity date of the First Note and bears no interest.

The interest rate on the First Note is as follows:

Loan Year 1	Greater of (i) LIBOR plus 3.0% or (ii) 5.0%
Loan Year 2	Greater of (i) LIBOR plus 3.5% or (ii) 5.5%
Loan Year 3	Greater of (i) LIBOR plus 4.0% or (ii) 5.5%
Loan Year 4	Greater of (i) LIBOR plus 4.5% or (ii) 6.0%
Extension Period	Greater of (i) LIBOR plus 5.5% or (ii) 7.0%

The aggregate balance of the First Note and Second Note of $20,425,126 was due January 31, 2014. On January 31, 2014, the Borrower reduced the principal of the First Note and Second Note by $775,000 and the maturity date of the First Note and Second Note was extended to December 31, 2014. The First Note and Second Note were paid in full on March 31, 2014 as described in Note 9.

The Borrower must maintain reserves for capital replacements, taxes and insurance. Also, all operating revenues must be deposited to a cash management account administered by the lender.

The Borrower is required to deposit 5% of monthly gross revenues to a capital reserve escrow account for maintenance, furniture, fixtures and equipment. This requirement was waived by the lender.

Each quarter, cash flow exceeding operating expenses, principal, interest, taxes, insurance and capital replacement reserves shall be distributed as follows:

1.       To the Borrower up to a 9% simple return on $2,000,000; then

2.       80% to lender and 20% to Borrower.

The Borrower may transfer ownership of the Grapevine Property to a specific affiliated party upon reduction of the loan by $3,000,000 and the note changing to a 25-year amortization schedule.

6. MANAGEMENT FEES

The Grapevine Hotel is managed and operated by Hospitality Management Advisors, Inc. (“Property Manager”) pursuant to a management agreement (“Management Agreement”) with the Operator. Pursuant to the terms of the Management Agreement, the Property Manager is responsible for the day-to-day operations of the Grapevine Hotel in accordance with the hotel business plan.  The Management Agreement was effective as of January 1, 2011 and expires on January 1, 2017. Owner may extend the Management Agreement for four consecutive one-year terms upon written notice from Owner to Property Manager thirty days prior to the then current term. Owner may terminate the Management Agreement at any time upon ninety days prior written notice, without penalty.

The Management Agreement includes a basic management fee equal to 3% of gross revenues and an accounting fee of $1,000 per month.  These fees amounted to $172,544 and $165,519 for the years ended December 31, 2013 and 2012, respectively. If the Management Agreement is terminated prior to its expiration, certain fees may be assessed in accordance with the terms.

The Grapevine Hotel also paid Moody National Mortgage Corporation, a related entity, asset management fees of $92,190 and $113,297 for the years ended December 31, 2013 and 2012, respectively.

7. COMMITMENTS AND CONTINGENCIES

The Grapevine Hotel is subject to various legal proceedings and claims that arise in the ordinary course of business. The Grapevine Hotel believes that the final outcome of known matters will not have a material adverse effect on the combined financial position, results of operations, or cash flows of the Grapevine Hotel.

8. SIGNIFICANT CONCENTRATIONS

Cash Concentrations

Financial instruments that potentially subject the Grapevine Hotel to concentrations of credit risk consist principally of cash deposits resulting from daily operations. The Grapevine Hotel has a concentration of credit risk represented by cash balances in certain large commercial banks in amounts that occasionally exceed current federal deposit insurance limits. The financial condition of the institutions are periodically assessed and management believes the risk of loss is minimal.

9. SUBSEQUENT EVENT

On March 31, 2014, Moody National REIT I, Inc. (“Moody REIT”) acquired the Grapevine Hotel from the Owner through Moody National 2020-Grapevine Holding, LLC, Moody REIT’s indirect wholly owned subsidiary (“Moody Holding”). Moody REIT owns a 100% interest in Moody Holding through Moody REIT’s operating partnership. The aggregate purchase price paid by Moody Holding for the Grapevine Hotel was $20,500,000, excluding closing costs. Moody Holding financed the purchase price for the Grapevine Hotel with (1) proceeds from Moody REIT’s ongoing public offering and (2) the proceeds of a mortgage loan with an original principal amount of $13,250,000 secured by the Grapevine Hotel. The notes payable described in Note 5 were paid in full and the Management Agreement described in Note 6 was terminated without penalty at the close of the sale of the Grapevine Hotel to Moody Holding.

The Grapevine Hotel evaluated subsequent events through June 16, 2014, for inclusion in the combined financial statements.

MOODY NATIONAL REIT I, INC.

Unaudited Pro Forma Consolidated Financial Information

On March 31, 2014, Moody National REIT I, Inc. (the “Company”) acquired the Residence Inn Grapevine, a 133-suite hotel property located in Grapevine, Texas (the “Grapevine Hotel”), through Moody National 2020-Grapevine Holding, LLC, the Company’s wholly-owned subsidiary (“Moody Holding”). The Company owns a 100% interest in Moody Holding through the Company’s operating partnership. The aggregate purchase price paid by Moody Holding for the Grapevine Hotel was $20,500,000, plus closing costs. The Company financed the purchase price of the Grapevine Hotel with proceeds from the Company’s ongoing public offering and the proceeds of a mortgage loan with an original principal amount of $13,250,000 secured by the Grapevine Hotel.

The following unaudited pro forma consolidated statements of operations for the three months ended March 31, 2014 and the year ended December 31, 2013 are presented as if the Company had acquired the Grapevine Hotel on January 1, 2013.  This unaudited pro forma consolidated financial information should be read in conjunction with the Company’s historical financial statements and notes thereto as filed in the Company’s quarterly report on Form 10-Q for the three months ended March 31, 2014 and the Company’s annual report on Form 10-K for the year ended December 31, 2013. This pro forma information is not necessarily indicative of what the Company’s actual financial position or results of operations would have been had the Company’s acquisition of the Grapevine Hotel occurred on or been in effect during the periods indicated, nor is it necessarily indicative of the Company’s future results. In the Company’s opinion, all material adjustments necessary to reflect the effects of the above transaction have been made.

MOODY NATIONAL REIT I, INC.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
THREE MONTHS ENDED MARCH 31, 2014

	Historical Moody National REIT I, Inc. As Reported (a)	Acquisition of Grapevine Hotel (b)	Pro Forma Adjustments		Combined Pro Forma
Revenue
Room revenue	$3,401,635	$—	$1,191,646		$4,593,281
Other hotel revenue	116,376	—	126,942		243,318
Total hotel revenue	3,518,011	—	1,318,588		4,836,599
Interest income from note receivable	157,571	—	—		157,571
Total revenue	3,675,582	—	1,318,588		4,994,170

Expenses
Hotel operating expenses	2,021,383	—	902,396		2,923,779
Property taxes, insurance and other	262,830	—	64,806		327,636
Depreciation and amortization	597,710	—	181,573	(c)	779,283
Property acquisition	448,616	—	—		448,616
Corporate general and administrative	198,837	—	—		198,837
Total expenses	3,529,376	—	1,148,775		4,678,151

Operating income	146,206	—	169,813		316,019

Interest expense and amortization of deferred loan costs	536,375	—	177,219	(d)	713,594
Loss before income tax expense	(390,169)	—	(7,406)		(397,575)
Income tax expense	52,900	—	—		52,900

Net loss	(443,069)	—	(7,406)		(450,475)
Income attributable to noncontrolling interest from consolidated joint ventures	(19,299)	—	—		(19,299)
Loss attributable to noncontrolling interest in common operating partnership units	5	—	—		5
Net loss attributable to common stockholders	$(462,363)	$—	$(7,406)		$(469,769)

Net loss per common share, basic and diluted					$(0.13)
Weighted average shares outstanding					3,723,801

See accompanying notes to unaudited pro forma consolidated financial statements

MOODY NATIONAL REIT I, INC.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2013

	Historical Moody National REIT I, Inc. As Reported (a)	Acquisition of Grapevine Hotel (b)	Pro Forma Adjustments		Combined Pro Forma
Revenue
Room revenue	$7,296,615	$4,832,786	$—		$12,129,401
Other hotel revenue	303,511	514,819	—		818,330
Total hotel revenue	7,600,126	5,347,605	—		12,947,731
Interest income from note receivable	645,559	—	—		645,559
Total revenue	8,245,685	5,347,605	—		13,593,290

Expenses
Hotel operating expenses	4,689,903	3,659,716	—		8,349,619
Property taxes, insurance and other	523,220	262,825	—		786,045
Depreciation and amortization	1,419,203	593,894	14,824	(c)	2,027,921
Property acquisition	1,353,078	—	—		1,353,078
Corporate general and administrative	370,169	—	—		370,169
Total expenses	8,355,573	4,516,435	14,824		12,886,832

Operating income (loss)	(109,888)	831,170	(14,824)		706,458

Interest expense and amortization of deferred loan costs	1,241,569	1,040,971	(322,435)	(d)	1,960,105
Loss before income tax expense	(1,351,457)	(209,801)	307,611		(1,253,647)
Income tax expense	16,200	—	—		16,200

Net loss	(1,367,657)	(209,801)	307,611		(1,269,847)
Income attributable to noncontrolling interest from consolidated joint ventures	(78,224)	—	—		(78,224)
Loss attributable to noncontrolling interest in common operating partnership units	50	—	—		50
Net loss attributable to common stockholders	$(1,445,831)	$(209,801)	$307,611		$(1,348,021)

Net loss per common share, basic and diluted					$(0.56)
Weighted average shares outstanding					2,423,596

See accompanying notes to unaudited pro forma consolidated financial statements.

MOODY NATIONAL REIT I, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

Unaudited Pro Forma Consolidated Statement of Operations for the three months ended March 31, 2014

a.	Reflects the Company’s historical operations for the three months ended March 31, 2014 derived from the Company’s Quarterly Report on Form 10-Q as filed with the Securities and Exchange Commission on May 15, 2014.

b.	As operations ceased for the Grapevine Hotel on March 30, 2014 when the Grapevine Hotel was sold on March 31, 2014, there are no historical financial statements for the Grapevine Hotel for the three months ended March 31, 2014. Operations for the full three-month period ended March 31, 2014 are reflected in the Pro Forma Adjustments column.

c.	Reflects the recognition of pro forma depreciation and amortization expense of $181,573. Depreciation for the building is computed using the straight-line method over the estimated useful life of 39 years and for furniture, fixtures, and equipment is computed using a declining method over the useful life of 5 years.

d.	Reflects the recognition of pro forma interest expense $177,219 on purchase money debt of $13,250,000 and amortization of deferred loan costs.

MOODY NATIONAL REIT I, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2013

a.	Reflects the Company’s historical operations for the year ended December 31, 2013 derived from the Company’s Annual Report on Form 10-K as filed with the Securities and Exchange Commission on March 19, 2014.

b.	Reflects historical operations of the Grapevine Hotel for the year ended December 31, 2013.

c.	Reflects the removal of historical depreciation and amortization expense of $593,894 and recognition of pro forma depreciation and amortization expense of $608,718. Depreciation for the building is computed using the straight-line method over the estimated useful life of 39 years and for furniture, fixtures, and equipment is computed using a declining method over the useful life of 5 years.

d.	Reflects the removal of historical interest expense of $1,040,971 and the recognition of pro forma interest expense $718,536 on purchase money debt of $13,250,000 and amortization of deferred loan costs. The decrease in interest expense is due to a reduction of both principal and interest rate.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOODY NATIONAL REIT I, INC.

Date: June 16, 2014	By:	/s/ Brett C. Moody
Brett C. Moody
Chief Executive Officer and President